NASDAQ: AIRT FY26 Q3 Update A PORTFOLIO OF POWERFUL COMPANIES As of December 31, 2025

Statements in this document, which contain more than historical information, may be considered forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995), which are subject to risks and uncertainties. Actual results may differ materially from those expressed in the forward-looking statements because of important potential risks and uncertainties, including, but not limited to, economic and industry conditions in the Company’s markets, the risk that contracts with FedEx could be terminated or adversely modified, the risk that the number of aircraft operated for FedEx will be reduced, the risk that GGS customers will defer or reduce significant orders for deicing equipment, the impact of any terrorist activities on United States soil or abroad; the Company’s ability to manage its cost structure for operating expenses, or unanticipated capital requirements, and match them to shifting customer service requirements and production volume levels, the Company's ability to meet debt service covenants and to refinance existing debt obligations, the risk of injury or other damage arising from accidents involving the Company’s overnight air cargo operations, equipment or parts sold and/or services provided, market acceptance of the Company’s commercial and military equipment and services, competition from other providers of similar equipment and services, changes in government regulation and technology, changes in the value of marketable securities held as investments, mild winter weather conditions reducing the demand for deicing equipment, and market acceptance and operational success of the Company’s relatively new aircraft asset management business and related aircraft capital joint venture. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. The Company is under no obligation, and it expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. Potential investors should review the Company’s risk factors contained in its reports filed with the Securities and Exchange Commission, as well as the summary Risk Factors contained herein, prior to investing. 2 SAFE HARBOR

1. About AIR T, INC. 2. Quarterly News and Financial Updates 3. Our Growth Strategies 4. Appendix - Risk Factors 3 CONTENTS

4 ABOUT AIR T, INC.

We are an industrious American company established 40+ years and growing. 5 ■ Our businesses have a history of growth and cash flow generation. ■ We seek to identify and empower individuals and teams who will operate businesses well, increasing value over time. ■ We work to activate growth and overcome challenges, ultimately building businesses that flourish over the long term. ■ Management has repurchased AIRT common stock in the open market, demonstrating real alignment with all common shareholders. As of 12/31/25, our treasury stock was $6.4M. ■ AIR T’s management team has a track record of successfully allocating capital.

“Investor-Operator Partnership” is designed to drive short and long-term value creation. 6 “We want our businesses to be managed by dynamic individuals within high-performance teams. We are set up to make space for dynamos and support their enterprises. The holding company team seeks to focus resources, activate growth and deliver long-term value for everyone associated with AIR T, INC.” - Nick Swenson

7 Portfolio of Companies

Our Twelve Year Journey 8 12/31/2013 12/31/2025 Businesses 3 20 Revenue (for 9-month periods ended 12/31) $75.3M $206.2M Adj. EBITDA (for 9-month periods ended 12/31) $2.3M $9.5M Total Debt $0.0M $194.2M Total Assets $36.5M $381.8M Tangible Net Working Capital1 $15.6M $92.6M Market Capitalization $18.8M $62.3M Enterprise Value (EV) $11.9M $219.1M 1Defined as A/R + Inventory – A/P

Acquisition Timeline Slide 9 9

Organic vs. Inorganic Revenue Growth (FY21 → FY25)



$300M
$250M
$200M
$150M
$100M
$50M
$0M
$175.1M
+$2.0M
$0.8M
$1.2M
+$70.2M
$64.8M
$5.4M
+$39.5M
$29.6M
$9.9M
+$5.1M
$291.9M
FY21 Revenue
FY22 Growth
FY23 Growth
FY24 Growth
FY25 Growth
FY25 Revenue
Total Revenue
Organic
Inorganic

$116.8M
Total Growth

$100.4M
Organic

$16.4M
Inorganic

10

1111 Organic vs. Inorganic Adj. EBITDA Growth (FY21 → FY25) $(2)M $0M $2M $4M $6M $8M $10M $(1.3)M $3.6M +$3.6M $2.4M $1.3M +$3.7M $1.2M +$1.2M $7.4M FY21 EBITDA FY22 Growth FY23 Growth FY24 Growth FY25 Growth FY25 EBITDA Total EBITDA Organic Inorganic $8.7M Total Growth $7.0M Organic $1.7M Inorganic FY24 net growth reflects +$0.9M organic offset by $(0.7)M inorganic decline +$0.2M $0.9M $(0.7)M

12 Q3 NEWS Regional Express Holdings Ltd. Acquisition ▪ On December 18, 2025, Air T Rex Acquisition, Inc., a wholly owned subsidiary of the Company (the "Purchaser" or "Air T Rex"), completed the acquisition of substantially all of the assets and operations of Rex Express Holdings Ltd ("Rex"), an Australian regional airline operator, pursuant to an asset purchase agreement (the "Acquisition"). At the time of the Acquisition, Rex was subject to voluntary administration proceedings in Australia, which commenced on July 30, 2024. Voluntary administration in Australia is a formal insolvency process comparable to Chapter 11 bankruptcy proceedings in the United States, wherein court-appointed administrators assume control of the debtor entity's operations and assets. The Acquisition represents the Company's entry into the Australian regional airline market and expands the Company's international aviation services portfolio.

13 13

$292M 14 FY25 Revenue $7.4M FY25 Adj. EBITDA* 5 CORE SEGMENTS 20 COMPANIES 1500+ EMPLOYEES OVERNIGHT AIR CARGO COMMERCIAL AIRCRAFT ENGINES AND PARTS *See Adjusted EBITDA reconciliation on slide 39 DIGITAL SOLUTIONS GROUND SUPPORT EQUIPMENT REGIONAL AIRLINE

AIR T, INC. FY Financial Highlights (For the Nine-Month Period Ended 12/31) 15 FYTD Results ■ FYTD revenue decreased by $19.3 M from prior year FYTD. Compared to the prior year FYTD, revenue for the Commercial Aircraft Engines and Parts segment decreased by $30.2M, Overnight Air Cargo decreased by $1.1M, Ground Support Equipment increased by $3.8M, Digital Solutions increased by $1.3M and Regional Airline increased by $5.2M. Regional airline is a new segment as of FY26 Q3 and did not include any actuals in FY25. ■ FYTD adjusted EBITDA increased by $1.0M from the prior year. Commercial Aircraft Engines and Parts decreased by $1.3M, Overnight Air Cargo decreased by $1.5M, Ground Support Equipment increased by $4.5M, Digital Solutions increased by $0.1M and Regional Airline decreased by $0.5M. Regional airline is a new segment as of FY26 Q3 and did not include any actuals in FY25. FY26 FY25 FY24 FY23 FY22 Revenue $206.2M $225.5M $214.2M $173.0M $125.6M Operating Income $2.6M $4.5M ($0.2M) $1.1M $0.7M Adjusted EBITDA* $9.5M $8.6M $2.9M $5.2M $1.9M *See Adjusted EBITDA reconciliation on slide 38

FY Results

AIR T, INC. FY Financial Highlights
(For the Twelve-Month Period Ended 3/31)

	FY25	FY24	FY23	FY22	FY21
Revenue	$291.9M	$286.8M	$247.3M	$177.1M	$175.1M
Operating Income	$1.9M	$1.3M	($4.4M)	$8.8M	($9.2M)
Adjusted EBITDA*	$7.4M	$6.2M[1]	$6.0M	$11.4M	($1.3M)

*See Adjusted EBITDA reconciliation on slide 39

- FY25 saw a 2% revenue increase compared to FY24. This includes a $7.3M decrease in Commercial Aircraft Engines and Parts, driven by a lower supply of whole assets available to purchase for tear-down and resale. Overnight Air Cargo increased by $8.5M, mainly due to higher pass-through revenues and admin fees. A higher volume of deicers to commercial customers and increase in spare part sales increased Ground Support Equipment Segment by $1.8M. Digital solutions revenue increased by $1.5M primarily due to increased software subscriptions.

- FY25 Adjusted EBITDA increased by $1.2M. Overnight Air Cargo decreased by $0.3M in the current fiscal year due to lower segment operating income. Commercial Aircraft Engines and Parts increased by $3.7M due to a higher profit margin on component sales. Ground Support Equipment segment decreased by $0.2M due to higher sales and Digital Solutions segment decreased by $0.4M due to higher personnel costs.

[1] Includes addition of share-based compensation and severance expense adjustments to enhance comparability with current year's presentation.

AIR T INC A PORTFOLIO OF POWERFUL COMPANIES
16

17 Look Through Earnings Air T’s Major Investees Air T’s Ownership (%) Air T’s Share of Earnings (in millions) (Nine-month period ended) 12/31/25 12/31/24 Bloomia Holdings, Inc.1 27.5% $0.2 ($0.8) Cadillac Casting Inc.1 20.1% $0.1 $0.8 Crestone Asset Management2 90.0% $8.7 $5.1 Air T’s Share of Earnings from Major Investees $9.0 $5.1 Air T’s Adjusted EBITDA $9.5 $8.6 Total Look-Through Earnings of Air T $18.5 $13.7 AIR T, INC. Look-Through Earnings 1 The Company reports these equity method investments on a three-month reporting lag in its quarterly and annual reports. 2 The Company accounts for its investment in CAM using the hypothetical liquidation at book value ("HLBV") method without a reporting lag. The HLBV method uses a balance sheet approach to capture changes in the Company's claim on CAM's net assets from a period-end hypothetical liquidation at book value. This approach provides a more accurate reflection of the Company's investment in CAM, compared to recording its proportionate share of income or loss.

18 Look Through Earnings Air T’s Major Investees Air T’s Ownership (%) Air T’s Share of Earnings (in millions) (12-month period ended) 03/31/25 03/31/24 Bloomia Holdings, Inc.1 27.5% ($0.8) ($0.3) Cadillac Casting Inc1 20.1% $0.1 $1.3 Crestone Asset Management2 90.0% $2.9 ($0.2) Air T’s Share of Earnings from Major Investees $2.2 $0.8 Air T’s Adjusted EBITDA $7.4 $5.6 Total Look-Through Earnings of Air T $9.6 $6.4 AIR T, INC. Look-Through Earnings 1 The Company reports these equity method investments on a three-month reporting lag in its quarterly and annual reports. For purposes of this calculation, we have adjusted to a no-lag basis by recomputing our proportionate share of earnings using the investees’ actual results for the twelve-month periods ended March 31, 2025 and 2024, respectively. 2 The Company accounts for its investment in CAM using the hypothetical liquidation at book value ("HLBV") method without a reporting lag. The HLBV method uses a balance sheet approach to capture changes in the Company's claim on CAM's net assets from a period-end hypothetical liquidation at book value. This approach provides a more accurate reflection of the Company's investment in CAM, compared to recording its proportionate share of income or loss.

Commercial Aircraft Engines and Parts 19 SEGMENT 1 ■ We buy aircraft and engines, then either lease, trade, or send them to part out. ■ We supply parts to maintenance, repair, and overhaul facilities (MRO). ■ Companies in this segment include Contrail, AirCo, AirCo Services, Worthington, Jet Yard, Air’Zona, and LGSS. ■ The YoY decrease in revenue is primarily attributed to lower component sales and the sale of two revenue generating assets. A niche between aircraft owners and MRO shops, this segment will seek to grow by coordinating activities. Nine-Month Period Ended 12/31 FY26 FY25 Revenue $61.7M $91.9M Adjusted EBITDA* $7.5M $8.8M *See Adjusted EBITDA reconciliation on slide 38

Overnight Air Cargo 20 SEGMENT 2 ■ We operate two of the nine FedEx feeder airlines in North America. ■ Business units Mountain Air Cargo and CSA Air have a 40+ year history with FedEx. ■ Air T Companies since 1982 and 1983 ■ Air T added recently acquired Royal Aviation Services (RAS) to this segment in FY26 Q1. An asset-light, predictable business. Nine-Month Period Ended 12/31 FY26 FY25 Revenue $91.1M $92.2M Adjusted EBITDA* $4.4M $5.9M *See Adjusted EBITDA reconciliation on slide 38

Ground Support Equipment 21 SEGMENT 3 ■ We manufacture deicing equipment, scissor lift trucks, and other ground support equipment. ■ Sole-source deicer supplier to the US Air Force for 20+ years. ■ Highly efficient light manufacturing facility. ■ The segment is comprised of Global Ground Support LLC. ■ Air T Company since 1998. Segment’s order backlog was $12.9 million as of 12/31/25 compared to 6.2 million as of 12/31/24 Nine-Month Period Ended 12/31 FY26 FY25 Revenue $37.5M $33.7M Adjusted EBITDA* $4.7M $0.2M *See Adjusted EBITDA reconciliation on slide 38

Digital Solutions 22 SEGMENT 4 ■ Digital solutions develops and provides digital aviation and other business services to customers within the aviation industry to generate recurring subscription revenues. Digital solutions has historically been reported as part of the central corporate function referred to as Corporate and Other. ■ Companies in this segment include Ambry Hill Technologies and WorldACD. Nine-Month Period Ended 12/31 FY26 FY25 Revenue $6.8M $5.5M Monthly Recurring Revenue (MRR) $0.8M $0.7M Adjusted EBITDA* ($0.3M) ($0.4M) *See Adjusted EBITDA reconciliation on slide 38

Regional Airline 23 SEGMENT 5 ■ Includes Regional Express Holdings Ltd. (REX) and Australian Airline Pilot Academy (AAPA). ■ Regional Airline servicing regional and remote communities in Australia. ■ Owner and operator of the largest SAAB 340 fleet in the world. ■ Acquired in December 2025. Nine-Month Period Ended 12/31 FY26 FY25 Revenue $5.2M N/A Adjusted EBITDA* ($0.5M) N/A *See Adjusted EBITDA reconciliation on slide 38

24 Nine-Month Period Ended 12/31 FY26 FY25 Corporate Overhead ($8.5M) ($4.5M) Other subsidiaries1 ($2.2M) ($2.6M) Total Corporate and Other ($10.7M) ($7.1M) 1 Consists of other consolidated businesses that are insignificant and do not fit cleanly into the Commercial Aircraft Engines and Parts, Overnight Air Cargo, Ground Support Equipment, Digital Solutions or Regional Airline segments. Corporate and Other Subcomponent of Operating Income (excluding Equity Method Investments)

25 Nine-Month Period Ended 12/31 FY26 FY25 Central Purchases1 $2.4M $1.7M HoldCo Costs2 $2.2M $2.3M Costs of Being a Publicly Traded Company3 $2.0M $1.6M Shared Services4 $2.8M $2.9M M&A Related Costs5 $3.1M $0.0M Subtotal $12.5M $8.5M Business Consumption Allocations6 ($4.0M) ($4.0M) Total Corporate Overhead $8.5M $4.5M Corporate Overhead Detail 1Enterprise wide procurement of software, insurance, and services on behalf of subsidiaries to achieve economies of scale and better pricing. 2Direct holding company operating expenses not attributable to operating subsidiaries. 3External audit, financial reporting, external legal fees, filing and listing fees and other public company specific obligations. 4Centralized treasury, payroll, tax, IT, benefits administration and executive functions. 5Deal sourcing, due diligence and advisory costs related to acquisitions. 6Allocation of shared service costs and direct central purchase usage to subsidiaries based on actual consumption or benefit received.

Non-Operating Assets 26 AIR T, Inc. owns the following public and private securities: OTHER AIR T, INC. Non-Operating Assets (in millions) 12/31/25 3/31/25 3/31/24 3/31/23 3/31/22 Bloomia Holdings, Inc. (TULP) Stock $0.6 $0.7 $2.2 $3.8 $4.6 CCI Investment (20.1% as of 12/31/25)2 $3.7 $3.9 $3.7 $3.1 $2.6 Investments in BCCM Funds $1.0 $0.6 $0.6 $0.5 $0.7 Aircraft JV’s3 $29.2 $14.3 $10.5 $8.2 $7.0 Other Investments $0.1 $0.1 $1.6 $2.5 $2.9 Total $34.6 $19.6 $18.6 $18.1 $17.8 1 Formerly known as Lendway Inc. and Insignia Systems, Inc. (ISIG) 2 Balances reflect the equity method of accounting at the specified period end. 3 Consists of the portfolio managed by Crestone Asset Management, LLC ("CAM"), as well as additional assets from other strategic partnerships

Aircraft JVs

As of	12/31/25	3/31/25	3/31/24	3/31/23
Aircraft JV Assets Under Management (net of dispositions)	$797M	$577M	$428M	$150M
Aircraft JV Assets Purchased	$867M	$632M	$429M	$150M

- We manage assets for ourselves and our investor partners. The asset types include leased aircraft, consignments, and teardowns.
- Our Aircraft JVs consist of the aircraft portfolio managed by Crestone Asset Management, LLC, as well as additional assets from other strategic partnerships.
- Our Aircraft JVs receive standard aviation industry management fees, including origination fees, administrative fees, disposition fees, and an incentive fee above a certain hurdle rate (which varies by investment transaction).
- Our Aircraft JV investors seek to generate 10%+ returns after fees.



AIR T INC A PORTFOLIO OF POWERFUL COMPANIES
27

28 DISTRIBUTIONS Equity Method Investment (in millions) FY26 FY25 Lendway $0.0 $0.0 CCI $0.0 $0.0 Aircraft JV’s $3.5 $3.9 Other $0.7 $1.2 Total $4.2 $5.1 AIR T, INC. YTD FY26 Dividends Received from Equity Method Investees (For the Nine-Month Period Ended 12/31)

29 CAPITALIZATION TABLE AIR T, INC.’s capital structure is designed to appropriately shape our bet sizes; in part by utilizing non-recourse leverage For example, AIR T guarantees Contrail’s bank loans to a maximum limit of $1.6 million. 1The revolver and term notes with MBT were fully paid off with the proceeds from the new credit agreement with Alerus. The company terminated all commitments under the credit facility with MBT as of August 29, 2024.

30 GROWTH STRATEGIES

GROWTH STRATEGIES Our four growth strategies are... 31 ■ Invest to build our current high-performing businesses. ■ Seek to acquire new cash-flow generating businesses. ■ Identify great marketable securities or alternative assets. ■ Create unique investment products and fund alongside third- party capital partnerships.

GROWTH STRATEGY 1 We plan to reinvest in projects at our high-performing businesses by... 32 ■ Purchasing commercial aircraft for trading, leasing and part-out. ■ Purchasing engine parts inventory. ■ Funding deicer builds for Global Ground Support.

GROWTH STRATEGY 2 We seek to acquire new cash-flow generating businesses by... 33 ■ Identifying and acquiring high- performing businesses, which either complement our current portfolio or diversify into industries beyond aviation.

GROWTH STRATEGY 3 We plan to identify great marketable securities or alternative assets by... 34 ■ Searching for another committed activist opportunity. ■ Investing in distressed and high yield securities. ■ Investing in small cap securities. ■ Further investing in our current securities portfolio.

GROWTH STRATEGY 4 We plan to create unique investment products with outside capital partners by... 35 ■ Offering thoughtful and sustainable products with attractive return profiles ■ Attracting and retaining sophisticated investment professionals and creating space for talented asset managers.

TOY MODEL

Theoretical Toy Model
Public Company versus Private Equity Fund

Question: Does a permanent capital vehicle like a public company have a structural advantage compared to a 7-year PE fund vehicle?

Hypothesis: For the straightforward reason that PE funds trade assets every 7 years, public companies tend to have a significant structural advantage at every timescale.

Complicating Factors:
- Do annual corporate tax burdens of a public C-corporation differ from a company owned by a public company?
- Does the inherent churn of buying and selling businesses within a public company overstate the advantage vs PE Fund?
- Theoretically, the public company can buy and sell assets without regards to the calendar, therefore at better prices.
- Cost and burden of being a public company.

ASSUMPTIONS	
Annual Return on Investment	5%
Taxes Paid by PE Fund @ 7-year Intervals	30%

Year	Public Company $1	Private Equity Fund $1		Taxes Paid
0	$1.00	$1.00		$0.00
7	$1.34	$1.24		$0.10
14	$1.89	$1.59		$0.15
21	$2.65	$2.04		$0.19
28	$3.73	$2.63		$0.25
35	$5.25	$3.38		$0.32
42	$7.39	$4.34		$0.41
49	$10.40	$5.57		$0.53
			Total	$1.96

Note: In this model we assume that assets are sold by the private equity fund every seven years and reinvested after paying capital gains taxes on the gain on the sale. It is also assumed that the Public Company does not sell the assets and therefore does not pay capital gains tax. The model does not consider taxes paid on operational results.

This projection, forecast or estimate is a forward-looking statement and an example only. It is based upon certain assumptions which are speculative in nature and may vary materially from actual results.

AIRT INC
36

APPENDIX 37

Adjusted EBITDA Reconciliation 38 FYTD Results (For the Nine-Month Period Ended 12/31) FY26 FY25 FY24 FY23 FY22 Operating Income (GAAP) $2.6M $4.5M ($0.2M) $1.1M $0.7M Depreciation (excluding leased engine depreciation) $3.0M $2.3M $2.1M $1.8M $1.0M Asset Impairment, write-downs, restructuring $1.1M $0.8M $0.3M $2.2M $0.0M TruPs Issuance Expenses & other1 ($0.6M) $1.0M ($0.0M) ($0.0M) $0.0M Deal-sourcing and acquisition related expenses $3.4M $0.0M $0.7M $0.1M $0.2M Adjusted EBITDA $9.5M $8.6M $2.9M $5.2M $1.9M 1 Includes the addition of share-based compensation, severance expense, and earnout remeasurement adjustments to enhance comparability with current year’s presentation.

Adjusted EBITDA Reconciliation 39 FY Results *Includes one-time ERC credit of $9.1M (For the Twelve-Month Period Ended 3/31) FY25 FY24 FY23 FY22 FY21 Operating Income (GAAP) $1.9M $1.3M ($4.4M) $8.8M* ($9.2M) Depreciation (excluding leased engine depreciation) $3.0M $2.8M $2.5M $1.6M $1.2M Asset Impairment, write-downs, restructuring $1.5M $1.2M $7.8M $0.8M $6.6M TruPs Issuance Expenses & other1 $1.0M $0.9M $0.1M $0.3M $0.0M Adjusted EBITDA $7.4M $6.1M $6.0M $11.4M* ($1.3M) 1 Includes the addition of share-based compensation, severance expense and deal-sourcing expense adjustments to enhance comparability with current year’s presentation.

SUMMARY RISK FACTORS 40 For more detail and explanation, please see the Company’s public filings including its Form S-3 and prospectus supplements filed with the SEC. The purchase of securities of Air T, Inc., the “Company,” is highly speculative and involves a very high degree of risk. An investment in the Company is suitable only for persons who can afford the loss of their entire investment. Accordingly, in making an investment decision with respect to the Company’s securities, investors should carefully consider all material risk factors, including the risks, uncertainties and additional information set forth below as well as set forth in our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Currents Reports on Form 8-K, and our definitive proxy statements, all which are filed with the SEC. Additional risks not presently known or are currently deemed immaterial could also materially and adversely affect our financial condition, results of operations, business and prospects. General Business Risks ● Market fluctuations may affect the Company’s operations. ● Rising inflation may result in increased costs of operations and negatively impact the credit and securities markets generally, which could have a material adverse effect on our results of operations and the market price of our Securities. ● We could experience significant increases in operating costs and reduced profitability due to competition for skilled management and staff employees in our operating businesses. ● Legacy technology systems require a unique technical skillset which is becoming scarcer. ● Security threats and other sophisticated computer intrusions could harm our information systems, which in turn could harm our business and financial results. ● We may not be able to insure certain risks adequately or economically. ● Legal liability may harm our business. ● Our business might suffer if we were to lose the services of certain key employees.

Risks Related to Our Segment Operations ● The operating results of our segments may fluctuate, particularly our commercial aircraft engine and parts segment. ● Our Overnight Air Cargo Segment is dependent on a significant customer. ● Our dry-lease agreements with FedEx subject us to operating risks. ● Because of our dependence on FedEx, we are subject to the risks that may affect FedEx’s operations. ● A material reduction in the aircraft we fly for FedEx could materially adversely affect our business and results of operations. ● Sales of deicing equipment can be affected by weather conditions. ● We are affected by the risks faced by commercial aircraft operators and MRO companies because they are our customers. ● Our engine values and lease rates, which are dependent on the status of the types of aircraft on which engines are installed, and other factors, could decline. ● Upon termination of a lease, we may be unable to enter into new leases or sell the airframe, engine or its parts on acceptable terms. ● Failures by lessees to meet their maintenance and recordkeeping obligations under our leases could adversely affect the value of our leased engines and aircraft which could affect our ability to re-lease the engines and aircraft in a timely manner following termination of the leases. ● We may experience losses and delays in connection with repossession of engines or aircraft when a lessee defaults. ● Our commercial aircraft engine and parts segment and its customers operate in a highly regulated industry and changes in laws or regulations may adversely affect our ability to lease or sell our engines or aircraft. ● Our aircraft, engines and parts could cause damage resulting in liability claims. ● We have risks in managing our portfolio of aircraft and engines to meet customer needs. ● Liens on our engines or aircraft could exceed the value of such assets, which could negatively affect our ability to repossess, lease or sell a particular engine or aircraft. ● In certain countries, an engine affixed to an aircraft may become an addition to the aircraft and we may not be able to exercise our ownership rights over the engine. ● Higher or volatile fuel prices could affect the profitability of the aviation industry and our lessees’ ability to meet their lease payment obligations to us. ● Interruptions in the capital markets could impair our lessees’ ability to finance their operations, which could prevent the lessees from complying with payment obligations to us. For more detail and explanation, please see the Company’s public filings including its Form S-3 and prospectus supplements filed with the SEC. SUMMARY RISK FACTORS 41

Risks Related to Our Segment Operations (continued) ● Our lessees may fail to adequately insure our aircraft or engines which could subject us to additional costs. ● If our lessees fail to cooperate in returning our aircraft or engines following lease terminations, we may encounter obstacles and are likely to incur significant costs and expenses conducting repossessions. ● If our lessees fail to discharge aircraft liens for which they are responsible, we may be obligated to pay to discharge the liens. ● If our lessees encounter financial difficulties and we restructure or terminate our leases, we are likely to obtain less favorable lease terms. ● Withdrawal, suspension or revocation of governmental authorizations or approvals could negatively affect our business. Risks Related to Our Structure and Financing/Liquidity Risks ● Our holding company structure may increase risks related to our operations. ● A small number of stockholders has the ability to control the Company. ● Although we do not expect to rely on the “controlled company” exemption, we may soon become a “controlled company” within the meaning of the Nasdaq listing standards, and we would qualify for exemptions from certain corporate governance requirements. ● An increase in interest rates or in our borrowing margin would increase the cost of servicing our debt and could reduce our cash flow and negatively affect the results of our business operations. ● Our inability to maintain sufficient liquidity could limit our operational flexibility and also impact our ability to make payments on our obligations as they come due. ● Future cash flows from operations or through financings may not be sufficient to enable the Company to meet its obligations. ● A large proportion of our capital is invested in physical assets and securities that can be hard to sell, especially if market conditions are poor. ● To service our debt and meet our other cash needs, we will require a significant amount of cash, which may not be available. ● If our cash flows and capital resources are insufficient to fund our debt service obligations, we may be forced to seek alternatives. ● Despite our substantial indebtedness, we may incur significantly more debt, and cash may not be available to meet our financial obligations when due or enable us to capitalize on investment opportunities when they arise. ● Our current financing arrangements require compliance with financial and other covenants and a failure to comply with such covenants could adversely affect our ability to operate. 42 For more detail and explanation, please see the Company’s public filings including its Form S-3 and prospectus supplements filed with the SEC. SUMMARY RISK FACTORS

Risks Related to Our Structure and Financing/Liquidity Risks (continued) ● Future acquisitions and dispositions of businesses and investments are possible, changing the components of our assets and liabilities, and if unsuccessful or unfavorable, could reduce the value of the Company and its securities. ● We face numerous risks and uncertainties as we expand our business. ● Our business strategy includes acquisitions, and acquisitions entail numerous risks, including the risk of management diversion and increased costs and expenses, all of which could negatively affect the Company’s ability to operate profitably. ● Strategic ventures may increase risks applicable to our operations. ● Rapid business expansions or new business initiatives may increase risk. ● Our policies and procedures may not be effective in ensuring compliance with applicable law. ● Compliance with the regulatory requirements imposed on us as a public company results in significant costs that may have an adverse effect on our results. ● Deficiencies in our public company financial reporting and disclosures could adversely impact our reputation. Risks Related to Air T Funding ● The ranking of the Company’s obligations under the Junior Subordinated Debentures and the Guarantee creates a risk that Air T Funding may not be able to pay amounts due to holders of the Capital Securities. ● The Company has the option to extend the Capital Securities interest payment period. ● Tax event or investment company act redemption of the Capital Securities. ● The Company may cause the Junior Subordinated Debentures to be distributed to the holders of the Capital Securities. ● There are limitations on direct actions against the Company and on rights under the guarantee. ● The covenants in the Indenture are limited. ● Holders of the Trust Preferred Securities have limited voting rights. 43 For more detail and explanation, please see the Company’s public filings including its Form S-3 and prospectus supplements filed with the SEC. SUMMARY RISK FACTORS